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                                                                   EXHIBIT 10.15

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of August 2, 2001, by and among Sorrento Networks Corporation, a New Jersey corporation, with headquarters located at 9990 Mesa Rim Road, San Diego, California 92121(the "Company"), and the undersigned buyers (each, a "Buyer" and collectively, the "Buyers").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers an aggregate of (i) $32,200,000 of the Company's 9.75% Senior Convertible Debentures Due August 2, 2004 (the "Convertible Debentures"), which will be convertible into shares of the Company's (1) Common Stock (as hereinafter defined) (as converted, the "Conversion Shares") or (2) Series F Preferred Stock (the "Preferred Shares") pursuant to the terms of the Convertible Debentures and
(ii) warrants (the "Warrants") to purchase up to 3,351,839 shares of Common Stock (or Preferred Shares) (as exercised collectively, the "Warrant Shares");

                  B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws; and

                  C. The location of defined terms in this Agreement is set forth on the Index of Terms attached hereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

                  1. Definitions.

                  As used in this Agreement, the following terms shall have the following meanings:

                           a. "Business Day" means any day other than Saturday,
Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                           b. "Common Stock" means (i) the Company's common
stock, par value $0.30 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current




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dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                           c. "Crescent" means Crescent International Ltd., a
Bermuda corporation.

                           d. "Investor" means a Buyer, any transferee or
assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                           e. "Person" means an individual, a limited liability
company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and governmental or any department or agency thereof.

                           f. "register," "registered," and "registration" refer
to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                           g. "Registrable Securities" means (i) the Conversion
Shares issued or issuable upon conversion of the Convertible Debentures, (ii) the Interest Payment Shares (as defined in those certain Convertible Debentures held by any Buyer except Crescent), (iii) the Commitment Fee Payment Shares (as defined in those certain Convertible Debentures held by Crescent), (iv) the Warrant Shares issued or issuable upon exercise of the Warrants and (iv) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Convertible Debentures, the Interest Payment Shares, the Commitment Fee Payment Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversions of the Convertible Debentures or exercises of Warrants. Notwithstanding anything contained herein to the contrary, this definition of "Registrable Securities" shall exclude the Preferred Shares.

                           h. "Registration Statement" means a registration
statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                  2. Registration.

                           a. Mandatory Registration. The Company shall prepare,
and, as soon as practicable but in no event later than thirty (30) days after the Closing Date (as defined in the Securities Purchase Agreement) (the "Filing Deadline"), file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is

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available for such a registration, subject to the provisions of Section 2(d).
The Registration Statement prepared pursuant hereto shall register for resale at least 11,731,437 shares of Common Stock. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is ninety (90) days after the Closing Date (the "Effectiveness Deadline").

                           b. Allocation of Registrable Securities. The initial
number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

                           c. Legal Counsel. Subject to Section 5 hereof, the
Buyers holding at least two-thirds of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), which shall be counsel designated by the holders of at least two-thirds of the Registrable Securities. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

                           d. Eligibility for Form S-3. In the event that Form
S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least two-thirds of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                           e. Sufficient Number of Shares Registered. In the
event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(b), the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 150% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed

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"insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Convertible Debentures and upon exercise of the Warrants, if any, covered by such Registration Statement is greater than the quotient determined by dividing
(i) number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.5. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Convertible Debentures or the exercise of the Warrants and such calculation shall assume that the Convertible Debentures and the Warrants are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Convertible Debenture) or Warrant Exercise Price (as defined in the Warrants), if applicable.

                           f. Effect of Failure to File and Obtain and Maintain
Effectiveness of Registration Statement. If (i) a Registration Statement covering all the Registrable Securities and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline or (B) not declared effective by the SEC on or before the Effectiveness Deadline or (ii) on any day after such Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register sufficient shares of Common Stock), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Convertible Debentures relating to such Registration Statement an amount in cash equal to the product of (i) the Outstanding Principal Amount (as such term is defined in the Convertible Debenture) paid by such Investor for its Convertible Debentures multiplied by (ii) the product of (i) 0.0005 multiplied by (II) the sum of (x) the number of days after the Filing Deadline that the Registration Statement is not filed with the SEC, plus (y) the number of days after the Effectiveness Deadline that the Registration Statement is not declared effective by the SEC, plus (z) the number of days, in each instance, after the Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of all the Registrable Securities required to be included on such Registration Statement. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (I) the last day of the thirty (30) day period during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full; provided, however, any such Registration Delay Payments due and owing to Crescent that are not paid in a timely manner shall not bear any interest but instead shall accrue a late fee at the rate of 1.5% per month (prorated for partial months) until paid in full.

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                  3. Related Obligations.

                  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(d) or 2(e), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                           a. The Company shall promptly prepare and file with
the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within three (3) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, and the approval of Legal Counsel pursuant to Section 3(b), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request.

                           b. Subject to Section 3(r), the Company shall prepare
and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

                           c. The Company shall (A) permit Legal Counsel to
review and comment upon (i) the Registration Statement at least five (5) Business Days prior to its filing

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with the SEC and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel and each Investor, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by and Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

                           d. The Company shall furnish to each Investor whose
Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by and Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                           e. Subject to Section 3(r), the Company shall use its
reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the

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United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                           f. The Company shall notify Legal Counsel and each
Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment covering any Registrable Securities has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or any related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                           g. Subject to Section 3(r), the Company shall use its
reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

                           h. At the reasonable request of any Investor, the
Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

                           i. [Intentionally omitted.]

                           j. The Company shall hold in confidence and not make
any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or

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other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                           k. The Company shall use its best efforts either to
(i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market, or (iii) if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

                           l. The Company shall cooperate with the Investors who
hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

                           m. If requested by an Investor, the Company shall (i)
as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

                           n. The Company shall use its reasonable best efforts
to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                           o. The Company shall make generally available to its
security holders as soon as practical, but not later than ninety (90) days after the close of the period covered

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thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

                           p. The Company shall otherwise use its best efforts
to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

                           q. Within two (2) Business Days after a Registration
Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

                           r. Notwithstanding anything to the contrary herein,
at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly
(i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that the same event shall not constitute the basis for more than one Grace Period and that no Grace Period shall exceed fifteen (15) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of thirty (30) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

                  4. Obligations Of The Investors.

                           a. At least five (5) Business Days prior to the first
anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by

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it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

                           b. Each Investor, by such Investor's acceptance of
the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                           c. Each Investor agrees that, upon receipt of any
notice from the Company of the happening of any event of the kind described in
Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

                  5. Expenses Of Registration.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $15,000. In addition, the Company shall pay all of the Investors' reasonable costs (including legal fees) incurred in connection with the successful enforcement of the Investors' rights hereunder.

                  6. Indemnification.

                  In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                           a. To the fullest extent permitted by law, the
Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, brokers, including brokers who offer or sell registrable securities as principal as a result of a pledge or any failure to perform under a margin call of registrable securities, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or
(iv) any material violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                           b. In connection with any Registration Statement in
which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                           c. Promptly after receipt by an Indemnified Person or
Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least two-thirds in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprized at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                           d. The indemnification required by this Section 6
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                           e. The indemnity agreements contained herein shall be
in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                  7. Contribution.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

                  8. [Intentionally omitted.]

                  9. Assignment of Registration Rights.

                  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or a portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause
(ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

                  10. Amendment of Registration Rights.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

                  11. Miscellaneous.

                           a. A Person is deemed to be a holder of Registrable
Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

                           b. Any notices, consents, waivers or other
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    Sorrento Networks Corporation
                                    9990 Mesa Rim Road
                                    San Diego, California 92121
                                    Telephone:  858-558-3960
                                    Facsimile:  858-558-3974
                                    Attention:  General Counsel

                           With a copy to:

                                    Greenbaum, Rowe, Smith, Ravin, Davis &
                                     Himmel, LLP
                                    99 Wood Avenue South
                                    P.O. Box 5600
                                    Woodbridge, New Jersey 07095
                                    Telephone: 732-549-5600
                                    Facsimile: 732-549-1881
                                    Attention: W. Raymond Felton

                           If to Legal Counsel:

                                    Bingham Dana LLP
                                    399 Park Avenue
                                    New York, New York 10022
                                    Telephone:  (212) 318-7000
                                    Facsimile:  (212) 318-5378
                                    Attention:  Barry P. Biggar

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

                           c. Failure of any party to exercise any right or
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                           d. All questions concerning the construction,
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the jurisdiction of the federal courts sitting the City of New York, borough of Manhattan and the state courts located in the borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                           e. This Agreement, the Securities Purchase Agreement,
the Warrants and the Convertible Debenture constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement, the Warrant and the Convertible Debenture supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                           f. Subject to the requirements of Section 9, this
Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                           g. The headings in this Agreement are for convenience
of reference only and shall not limit or otherwise affect the meaning hereof.

                           h. This Agreement may be executed in identical
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           i. Each party shall do and perform, or cause to be
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           j. All consents and other determinations required to
be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least two-thirds of the Registrable Securities, determined as if all of the Convertible Debentures held by Investors then outstanding have been converted into Registrable Securities and all Warrants then outstanding have been exercised for Registrable Securities without regard to any limitations on conversion of the Convertible Debentures or on exercises of the Warrants.

                           k. The language used in this Agreement will be deemed
to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                           l. This Agreement is intended for the benefit of the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

                  IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                        COMPANY:

                                        SORRENTO NETWORKS CORPORATION

                                        By: /s/ Joe R. Armstrong
                                            --------------------------
                                            Name:  Joe R. Armstrong
                                            Title: Chief Financial Officer

                                        BUYERS:

                                          DEUTSCHE BANC ALEX. BROWN INC.,
                                          as agent for DEUTSCHE BANK AG,
                                          LONDON BRANCH

                                          By: /s/ Daniel Gold
                                              --------------------------
                                          Name:  Daniel Gold
                                          Title: Managing Director

                                          By: /s/ Nicholas Brumm
                                              --------------------------
                                          Name:  Nicholas Brumm
                                          Title: Director

                                          SOCIETE GENERALE

                                          By: /s/ Guillaume Pollet
                                              --------------------------
                                          Name:  Guillaume Pollet
                                          Title: Managing Director


                                          ZLP MASTER FUND, LTD.

                                          By: /s/ Stuart J. Zimmer
                                              --------------------------
                                          Name: Stuart J. Zimmer
                                          Title: Director

                                          ZLP MASTER TECHNOLOGY FUND, LTD.

                                          By: /s/ Stuart J. Zimmer
                                              --------------------------
                                          Name: Stuart J. Zimmer
                                          Title: Director

                                          STEELHEAD INVESTMENTS LTD.

                                          By: /s/ Kevin O'Neal
                                              --------------------------
                                          Name: Kevin O'Neal
                                          Title: Authorized Signatory

                                          CRESCENT INTERNATIONAL, LTD.

                                          By:_______________________________
                                          Name:_____________________________
                                          Title:____________________________

                                          RIVER VIEW, LLC

                                          By: /s/ Terry Feeney
                                              --------------------------
                                          Name:  Terry Feeney
                                          Title: Chief Financial Officer

                                          VERTICAL INTERNATIONAL LIMITED

                                          By: /s/ Kenneth L. Henderson
                                              --------------------------
                                          Name: Kenneth L. Henderson
                                          Title: Attorney-in-Fact

                                          GRYPHON MASTER FUND, L.P.

                                          By: /s/ E.B. Lyon
                                              --------------------------
                                          Name: E.B. Lyon
                                          Title: Partner

                                          LANGLEY PARTNERS, L.P.

                                          By: /s/ Jeffrey Thorp
                                              --------------------------
                                          Name: Jeffrey Thorp
                                          Title: Managing Member

                                          ELLIOTT ASSOCIATES, L.P.

                                          By: /s/ Elliot Greenberg
                                              --------------------------
                                          Name: Elliot Greenberg
                                          Title: Vice President

                               SCHEDULE OF BUYERS


                                                       Principal
                                                         Amount                                 Investor's Representatives'
                              Investor Address             of          Escrow      Number of              Address
   Investor Name            and Facsimile Number       Debentures      Amount         Warrants     and Facsimile Number
------------------    ----------------------------     ----------   ------------     ---------  ---------------------------
Deutsche Bank AG ,    C/o Deutsche Banc Alex.          7,500,000    2,386,172.95      780,708   C/o Deutsche Banc
London Branch         Brown. Inc.                                                               Alex.Brown. Inc.
                      31 West 52nd Street                                                       31 West 52nd Street
                      (16th Floor)                                                              (16th Floor)
                      New York, NY 10019                                                        New York, NY 10019
                      Attn: Daniel Gold/Nick                                                    Attn: Daniel Gold/Nick
                      Brumm/Tracy Fu                                                            Brumm/Tracy Fu
                      212-469-5787                                                              212-469-5787

Gryphon Master Fund*  45 Rockefeller Plaza             3,000,000      954,469.18      312,283   45 Rockefeller Plaza
                      Suite 2038                                                                Suite 2038
                      New York, NY 10011                                                        New York, NY 10011
                      Attn: Michael Fein                                                        Attn: Michael Fein
                      212-332-5050                                                              212-332-5050

Zimmer Lucas          45 Broadway, 28th Floor          5,000,000    1,590,781.97      520,472   45 Broadway, 28th Floor
Partners              New York, NY 10006                                                        New York, NY 10006
                      Attn: Stuart Zimmer                                                       Attn: Stuart Zimmer
                      212-440-0750                                                              212-440-0750

Societe Generale      1221 Avenue of the Americas      4,000,000    1,272,625.57      416,378   1221 Avenue of the Americas
                      New York, NY 10020                                                        Attn: Guillaume Pollet
                      Attn: Guillaume Pollet                                                    New York, NY 10020
                      212-278-5467                                                              212-278-5467

Vertical Ventures*    160 Central Park South           3,000,000      954,469.18      312,283   160 Central Park South
                      New York, NY 10019                                                        New York, NY 10019
                      Attn: Scott Cohen/Josh                                                    Attn: Scott Cohen/Josh
                      Silverman                                                                 Silverman
                      212-974-2365                                                              212-974-2365

Crescent              C/O Greenlight                   1,200,000      381,787.67      124,913   C/O Greenlight
International, Ltd.   84 Avenue Louis Casai, 1216                                               84 Avenue Louis Casai, 1216
                      Cointrin                                                                  Cointrin
                      Geneva, Switzerland                                                       Geneva, Switzerland
                      Attn: Ali Dadressan                                                       Attn: Ali Dadressan
                      011-4122-791-72-98                                                        011-4122-791-72-98

River View LLC        C/o Millenium Partners           2,000,000      636,312.79      208,189   C/o Millenium Partners
                      666 5th Avenue                                                            666 5th Avenue
                      New York, NY 10103                                                        New York, NY 10103
                      Attn: Dan Cardella                                                        Attn: Dan Cardella
                      212-841-6302                                                              212-841-6302

Elliott Associates,   45 Rockefeller Plaza             1,000,000      317,765.18      104,094   45 Rockefeller Plaza
L.P.*                 Suite 2038                                                                Suite 2038
                      New York, NY 10011                                                        New York, NY 10011
                      Attn: Michael Fein                                                        Attn: Michael Fein
                      212-332-5050                                                              212-332-5050

Langley Partners,     45 Rockefeller Plaza             3,000,000      954,469.18      312,283   45 Rockefeller Plaza
L.P.*                 Suite 2038                                                                Suite 2038
                      New York, NY 10011                                                        New York, NY 10011
                      Attn: Michael Fein                                                        Attn: Michael Fein
                      212-332-5050                                                              212-332-5050

Steelhead             45 Rockefeller Plaza             2,500,000      795,782.28      260,236   45 Rockefeller Plaza
Investments Ltd.*     Suite 2038                                                                Suite 2038
                      New York, NY 10011                                                        New York, NY 10011
                      Attn: Michael Fein                                                        Attn: Michael Fein
                      212-332-5050                                                              212-332-5050

*With a copy to:

Robinson Silverman Pearce Aronsohn & Berman LLP
1290 Avenue of the Americas
New York, NY 10104
Attn: Eric L. Cohn, Esq.
212-541-1432

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[Transfer Agent]
Attn:

         Re:      Sorrento Networks Corporation

Ladies and Gentlemen:

                  We are counsel to Sorrento Networks Corporation, a New Jersey corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its 9.75% Senior Convertible Debentures, (the "Convertible Debentures") convertible into shares of the Company's Common Stock, par value $0.30 per share (the "Common Stock"), or subject to the terms thereof, Series F Preferred Stock of the Company, and warrants exercisable for shares of its Common Stock, or subject to the terms thereof, Series F Preferred Stock of the Company (the "Warrants"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Convertible Debentures and exercise of the Warrants under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

                  In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                        Very truly yours,

                                        [ISSUER'S COUNSEL]

                                        By:_____________________

CC: [LIST NAMES OF HOLDERS]

                                 INDEX OF TERMS

                                                                                                               Page
                                                                                                               ----
1933 Act..........................................................................................................1
1934 Act..........................................................................................................6
Agreement.........................................................................................................1
Allowable Grace Period...........................................................................................10
Best efforts......................................................................................................5
Blue Sky Filing..................................................................................................11
Business Day......................................................................................................1
Buyer.............................................................................................................1
Buyers............................................................................................................1
Claims...........................................................................................................11
Company...........................................................................................................1
Conversion Shares.................................................................................................1
Convertible Debentures............................................................................................1
Effectiveness Deadline............................................................................................3
Filing Deadline...................................................................................................3
Grace Period......................................................................................................9
Indemnified Damages..............................................................................................11
Indemnified Party................................................................................................12
Indemnified Person...............................................................................................11
Investor..........................................................................................................2
Legal Counsel.....................................................................................................3
NASD..............................................................................................................8
Person............................................................................................................2
Register..........................................................................................................2
Registered........................................................................................................2
Registrable Securities............................................................................................2
Registration......................................................................................................2
Registration Delay Payments.......................................................................................5
Registration Period...............................................................................................5
Registration Statement............................................................................................2
Rule 415..........................................................................................................2
SEC...............................................................................................................2
Securities Purchase Agreement.....................................................................................1
Violations.......................................................................................................11
Warrant Shares....................................................................................................1
Warrants..........................................................................................................1